JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 4, 2015, to the Prospectuses and Summary

Prospectuses dated November 1, 2014, as supplemented

Effective April 30, 2015, the JPMorgan Access Balanced Fund’s Subsidiary, the “JPM Access Balanced Fund Ltd.” was renamed the “Access Balanced Fund CS Ltd.” and the JPMorgan Access Growth Fund’s Subsidiary, the “JPM Access Growth Fund Ltd.” was renamed the “Access Growth Fund CS Ltd.” Therefore, all references to each Subsidiary are hereby deleted and replaced by each Subsidiary’s new name.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-ACCESS-615